The Chefs’ Warehouse, Inc. 8-K

Exhibit 10.2

A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXECUTION VERSION

DAIRYLAND USA CORPORATION

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

BEL CANTO FOODS, LLC

THE CHEFS’ WAREHOUSE WEST COAST, LLC

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

______________

Supplemental Note Purchase and Guarantee Agreement

and Amendment Agreement

______________

Additional Issuance of:

$25,000,000 5.80% Series B Guaranteed Senior Secured Notes due October 17, 2020

______________

April 6, 2015

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TABLE OF CONTENTS

Page
1.	AUTHORIZATION OF Series B NOTES; ETC	2
2.	SALE AND PURCHASE OF Series B NoteS	2
3.	CLOSING OF Series B NoteS	2
4.	CONDITIONS PRECEDENT	3
5.	REPRESENTATIONS AND WARRANTIES	5
6.	USE OF PROCEEDS	7
7.	COVENANTS OF THE OBLIGORS	7
8.	AMENDMENTS TO THE NOTE PURCHASE AGREEMENT	7
9.	Confirmation and Ratification of Guaranteed Obligations	9
10.	GENERAL	10

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Schedule A	Information Relating to Purchasers

Exhibit 1A	Form of Series B Note
Exhibit 3	Wire Instructions
Exhibit 4C	Form of Amendment to Intercreditor Agreement
Exhibit 4D	Form of Amendment to Bank Credit Agreement
Exhibit 4E	Form of Reaffirmation and Confirmation of Collateral Documents
Exhibit 6	Use of Proceeds

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DAIRYLAND USA CORPORATION

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

BEL CANTO FOODS, LLC

THE CHEFS’ WAREHOUSE WEST COAST, LLC

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

April 6, 2015

To each of the purchasers named

on Schedule A attached hereto

(herein the “Purchasers”)

Ladies and Gentlemen:

Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida”, and together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, collectively, the “Issuers”), and each of the Guarantors whose names appear on the signature pages hereto (together with the Issuers, collectively, the “Obligors”) agree with each of the Purchasers as follows.

BACKGROUND:

A.            Reference is made to that certain Note Purchase and Guarantee Agreement dated as of April 17, 2013, as amended by that certain Amendment No. 1 to Note Purchase and Guarantee Agreement dated as of July 23, 2014, that certain Amendment No. 2 to Note Purchase and Guarantee Agreement dated as of November 4, 2014, that certain Amendment No. 3 to Note Purchase and Guarantee Agreement dated as of December 3, 2014, and that certain Amendment No. 4 to Note Purchase and Guarantee Agreement dated as of January 9, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among the Obligors and each of the Series A Purchasers (as defined below). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note Purchase Agreement (as amended, modified and supplemented hereby, unless otherwise noted).

B.            Pursuant to the Note Purchase Agreement, the purchasers listed in Schedule A thereto (collectively, the “Series A Purchasers”) purchased $100,000,000 in aggregate principal amount of Guaranteed Senior Secured Notes due April 17, 2023 of the Issuers (herein, together with any amendments or other modifications thereto, and any notes issued in exchange therefor or replacement thereof, in each case, pursuant to the requirements of the Note Purchase Agreement, collectively the “Series A Notes”).

C.           The Chefs Warehouse, Inc., a Delaware corporation (the “Company”) has decided to acquire, directly or indirectly, all of the issued and outstanding capital of the Specified Target pursuant to terms and conditions reasonably acceptable to the Required Holders.

D.           At the present time, the Issuers request, and the Series A Purchasers and the purchasers of Series B Notes (as defined below) listed in Schedule A hereto (collectively, the “Series B Purchasers” and, together with the Series A Purchasers, collectively, the “Purchasers”) have agreed to, (i) in the case of the Series B Purchasers, purchase the Series B Notes (as defined below) in order to finance, in part, the Specified Acquisition and (ii) make certain amendments and other modifications to the Note Purchase Agreement, all pursuant to the terms and conditions hereinafter set forth.

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NOW THEREFORE, in consideration of the premises above which are incorporated herein by this reference and constitute an integral part of this Agreement, the execution and delivery of this Agreement and the mutual covenants and agreements hereafter set forth, the parties hereto agree as follows:

AGREEMENTS:

1.                  AUTHORIZATION OF Series B NOTES; ETC.

A.           The Issuers have authorized the issue and sale of $25,000,000 aggregate principal amount of their 5.80% Series B Guaranteed Senior Secured Notes due October 17, 2020 (as amended, restated or otherwise modified from time to time pursuant to Section 18 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, collectively, the “Series B Notes”). The Series B Notes shall be substantially in the form set out in Exhibit 1A attached hereto.

B.           The Series B Notes are to be guaranteed equally and ratably with the Series A Notes by the Guarantors.

C.           The obligations of the Obligors under and pursuant to the Note Purchase Agreement, the Series A Notes and the Series B Notes, and the Bank Credit Agreement, shall be secured by the Collateral Documents subject to the terms of the Intercreditor Agreement.

2.                  SALE AND PURCHASE OF Series B NoteS. The Issuers will issue and sell to each Series B Purchaser, and each Series B Purchaser will purchase from the Issuers, at the Closing provided for in Section 3, Series B Notes in the principal amount specified opposite such Series B Purchaser’s name in Schedule A attached hereto at the purchase price of 100% of the principal amount thereof. The Series B Purchasers’ obligations hereunder are several and not joint obligations and no Series B Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Series B Purchaser hereunder.

3.                  CLOSING OF Series B NoteS. The sale and purchase of the Series B Notes to be purchased by each Series B Purchaser shall occur at the offices of Morgan, Lewis & Bockius LLP, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., Eastern time, at a closing (the “Closing”) on April 6, 2015 (the “Effective Date”). At the Closing, the Issuers will deliver to each Series B Purchaser the Series B Notes to be purchased by such Series B Purchaser in the form of a single Series B Note (or such greater number of Series B Notes in denominations of at least $100,000 as such Series B Purchaser may request) dated the date of the Closing and registered in such Series B Purchaser’s name (or in the name of its nominee), against delivery by such Series B Purchaser to the Issuers or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuers to in accordance with the wiring instructions set forth in Exhibit 3 attached hereto. If at the Closing the Issuers shall fail to tender such Series B Notes to any Series B Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 of this Agreement shall not have been fulfilled to such Series B Purchaser’s satisfaction, such Series B Purchaser shall, at its election, be relieved of all further obligations under this Supplemental Note Purchase and Guarantee Agreement and Amendment Agreement (this “Agreement”), without thereby waiving any rights such Series B Purchaser may have by reason of any of the conditions specified in Section 4 of this Agreement not having been fulfilled to such Series B Purchaser’s satisfaction or such failure by the Issuers to tender such Series B Notes.

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4.                  CONDITIONS PRECEDENT. Each Series B Purchaser’s obligation to purchase and pay for the Series B Notes to be purchased by it hereunder at the Closing and the effectiveness of the amendments to, and consents under, the Note Purchase Agreement and the other Financing Documents pursuant hereto, shall become effective as of the Effective Date after receipt by the Purchasers (or fulfillment to their satisfaction, as the case may be), prior to or at the Closing, of the following:

A.           Agreement. This Agreement executed by the Obligors and the Purchasers.

B.           Series B Notes. The Series B Notes executed by the Issuers in favor of the Series B Purchasers, in the form attached hereto as Exhibit 1A.

C.           Amendment to Intercreditor Agreement. A fully executed copy of an amendment to the Intercreditor Agreement, which amendment shall be substantially in the form set forth on Exhibit 4C hereto and in full force and effect.

D.           Amendment to Bank Credit Agreement. A fully executed copy of an amendment to the Bank Credit Agreement to permit the issuance of the Series B Notes, which amendment shall be substantially in the form set forth on Exhibit 4D hereto and in full force and effect.

E.           Reaffirmation and Confirmation of Collateral Documents. A fully executed copy of a Reaffirmation and Confirmation of Collateral Documents, which reaffirmation and confirmation shall be substantially in the form set forth on Exhibit 4E hereto and in full force and effect.

F.           Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Series B Notes;

G.           Legal Opinions. Opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (i) from (A) Reed Smith LLP, counsel for the Obligors, (B) Garvey Schubert Barer, special Washington counsel to Qzina Specialty Foods, Inc., a Washington corporation, and (C) Angelo & Banta, P.A., special Florida counsel to Qzina Specialty Foods, Inc., a Florida corporation, in each case, covering such matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct each of their counsel to deliver such opinions to the Purchasers) and (ii) from Morgan, Lewis & Bockius LLP, the Purchasers’ special counsel in connection with such transactions, covering such matters incident to such transactions as such Purchaser may reasonably request.

H.           Secretary’s Certificate. An omnibus secretary’s certificate, dated the date of the Closing, certifying as to (i) the resolutions of each Obligor attached thereto and other corporate or similar proceedings relating to the authorization, execution and delivery of the Series B Notes, this Agreement and the other documents to be delivered in connection therewith, as applicable, and (ii) each Obligor’s organizational documents as then in effect.

I.           Funds Flow Memorandum. A funds flow memorandum in form and substance reasonably acceptable to the Purchasers.

J.           Funding Instructions. At least two Business Days prior to the date of the Closing, each Series B Purchaser shall have received written instructions signed by a Responsible Officer of the Issuer Representative confirming the account information specified in Exhibit 3, including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Series B Notes is to be deposited.

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K.           UCCs Lien Searches. Copies of UCC searches with respect to the Obligors, each dated reasonably close to the date hereof, with the information reported thereon being acceptable to the Purchasers.

L.           Purchase Permitted by Applicable Law, Etc. On the date of the Closing, such Series B Purchaser’s purchase of Series B Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Series B Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Series B Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Series B Purchaser, such Series B Purchaser shall have received an Officer’s Certificate of the Obligors certifying as to such matters of fact as such Series B Purchaser may reasonably specify to enable such Series B Purchaser to determine whether such purchase is so permitted to the extent such matters of fact are not already included in the representations and warranties made by the Company in Section 5.

M.           Specified Acquisition Conditions. The conditions precedent set forth in Section 4(e) and Section 4(g) of Amendment No. 4 to Note Purchase and Guarantee Agreement, dated as of January 9, 2015, by and among the Obligors and the Series A Purchasers, shall have been satisfied.

N.           Expenses. The Obligors shall have paid all reasonable fees, expenses and disbursements incurred by the Purchasers at or prior to the time of the Closing in connection with the prior amendments and the transactions contemplated by this Agreement and the other Financing Documents, including, without limitation, the reasonable fees, expenses and disbursements of the Purchasers’ special counsel and a reasonable estimate of fees, expenses and disbursements incurred or to be incurred by the Purchasers through the closing proceedings and post-closing (provided that such estimate shall not thereafter preclude final settling of accounts between the Obligors and the Purchasers).

O.           Representations and Warranties Correct. The representations and warranties made by the Obligors herein and in the other Financing Documents shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the time of the Closing (other than those representations and warranties made as of a specific earlier date) (after giving effect to the transactions to be consummated at, or contemporaneously with, the Closing).

P.           Performance; No Event of Default. The Obligors shall have performed all agreements and complied with all conditions contained herein and in the other Financing Documents required to be performed or complied with by them prior to or at the Closing, and at the time of the Closing, no condition which, if this Agreement were effective at such time, would constitute an Default or Event of Default shall exist and no condition shall exist which has result in or could reasonably be executed to result in, a Material Adverse Effect.

Q.           Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

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5.                  REPRESENTATIONS AND WARRANTIES.

A.           To induce the Purchasers to enter into this Agreement, each Obligor hereby certifies, represents and warrants to the Purchasers that:

(a)                Authorization. Such Obligor is duly authorized to execute and deliver this Agreement and, in the case of an Issuer, the Series B Notes, and is and will continue to be duly authorized to perform its obligations under the Note Purchase Agreement (including, without limitation, the Guaranty, as applicable), as amended hereby, the Series B Notes (in the case of an Issuer) and each of the other Financing Documents to which such Obligor is a party.

(b)               No Conflicts. The execution and delivery of this Agreement and, in the case of an Issuer, the Series B Notes, and the performance by such Obligor of its obligations under the Note Purchase Agreement (including, without limitation, the Guaranty, as applicable), as amended hereby, and the Series B Notes (in the case of an Issuer) do not and will not conflict with any provision of applicable law or of the bylaws, shareholders agreement, partnership agreement or other constitutive document of such Obligor or of any agreement binding upon such Obligor.

(c)                Validity and Binding Effect. This Agreement, the Note Purchase Agreement, as amended hereby, and, in the case of an Issuer, the Series B Notes, are each a legal, valid, and binding obligation of such Obligor, enforceable against such Obligor in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(d)               Compliance with Note Purchase Agreement. The representation and warranties set forth in Section 5 of the Note Purchase Agreement (other than those representations and warranties made as of a specific earlier date), as amended hereby, are true and correct in all material respects with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Purchasers and except for such changes as are specifically permitted under the Note Purchase Agreement. Such Obligor has complied with and is in compliance with all of the covenants set forth in the Note Purchase Agreement, as amended hereby, including, but not limited to, those set forth in Section 7, Section 9 and Section 10 thereof.

(e)                No Event of Default. As of the date hereof, no Event of Default under Section 11 of the Note Purchase Agreement, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

(f)                Offer of Notes; Investment Bankers. None of the Obligors nor any Person acting on their behalf (i) has directly or indirectly offered the Series B Notes or any part thereof or any similar securities for issue or sale to, or solicited any offer to buy any of the same from, anyone other than the Series B Purchasers, (ii) has taken or will take any action which would bring the issuance and sale of the securities within the provisions of Section 5 of the Securities Act or the registration or qualification provisions of any applicable blue sky or other securities laws, or (iii) has dealt with any broker, finder, commission agent or other similar Person in connection with the sale of the Series B Notes and the other transactions contemplated by this Agreement and the other Financing Documents.

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(g)                Compliance with Regulation U. No portion of the proceeds of the Series B Notes shall be used by the Obligors or any Affiliates of any Obligor, either directly or indirectly, for the purpose of purchasing or carrying any margin stock, within the meaning of Regulation U as adopted by the Board of Governors of the Federal Reserve System and no Issuer is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock.

(h)               Complete Information. This Agreement, the other Financing Documents and all financial statements, schedules, certificates, confirmations, agreements, contracts, and other materials submitted to the Purchasers in connection with or in furtherance of this Agreement by or on behalf of any Obligor fully and fairly state, when taken as a whole, in all material respects, the matters with which they purport to deal, and, when taken as a whole, neither misstate any material fact nor, in the aggregate, fail to state any material fact necessary to make the statements made not misleading, in each case at the time made and in light of the circumstances in existence at such time; provided, however, that that it is understood that projections, budgets and other forward looking statements are not to be viewed as facts, that actual results during the period or periods covered by any such projections, budgets or other forward looking statements may differ from the projected, budgeted or estimated results and such differences may be material.

(i)                 Specified Acquisition. All consents, licenses or approvals required in connection with the Specified Acquisition have been obtained, other than those that the failure to obtain could not reasonably be expected to have a Material Adverse Effect. As of the date hereof, and immediately prior to and after giving effect to the Specified Acquisition, (i) the fair value of the Obligors’ assets is greater than the amount of their liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated as required under the Section 548 of the United States Bankruptcy Code; (ii) the present fair saleable value of the Obligors’ assets is not less than the amount that will be required to pay the probable liability on their debts as they become absolute and matured; (iii) the Obligors are able to realize upon their assets and pay their debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) the Obligors do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay as such debts and liabilities mature; and (v) the Obligors are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which their property would constitute unreasonably small capital. All references to the assets and liabilities of the Obligors in the previous sentence refer to the assets and liabilities of the Obligors, taken as a whole.

B.           Each Series B Purchaser hereby certifies, represents and warrants to the Obligors that:

(a)                Purchase for Investment. Each Series B Purchaser severally represents that it is purchasing the Series B Notes for its own account or for one or more separate accounts maintained by such Series B Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the lawful disposition of such Series B Purchaser’s or their property shall at all times be within such Series B Purchaser’s or their control. Each Series B Purchaser understands that the Series B Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuers are not required to register the Series B Notes.

(b)               Accredited Purchaser. Each Series B Purchaser represents that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.

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(c)                Power and Authority. Each Series B Purchaser has the power and authority to enter into and perform this Agreement and the execution and performance hereof have been duly authorized by all proper and necessary action. This Agreement constitutes the valid and legally binding obligations of such Series B Purchaser, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights and the application of equitable principles.

6.                  USE OF PROCEEDS. The proceeds of the sale of the Series B Notes will be used on or after the Effective Date by the Issuers for the purposes specified on Exhibit 6 attached hereto.

7.                  COVENANTS OF THE OBLIGORS. So long as any of the Series B Notes shall remain outstanding, each of the Obligors will duly perform and observe, and will cause each of its Subsidiaries to duly perform and observe, for the benefit of the holders of such Series B Notes (as well as for the benefit of the holders of any of the other Notes) each and all of the covenants and agreements set forth in the Note Purchase Agreement and the other Financing Documents (as amended, modified and supplemented hereby and as the same may be further amended, modified and supplemented) as are applicable to Notes, all of which covenants and agreements are hereby incorporated herein by this reference. In addition, if any Event of Default (as defined in the Note Purchase Agreement or any of the other Financing Documents) shall occur and be continuing, the Series B Notes may be declared and become due and payable in the manner and with the effect provided in the Note Purchase Agreement and in each of the other Financing Documents, each as amended, modified and supplemented hereby and as the same may be further amended, modified and supplemented.

8.                  AMENDMENTS TO THE NOTE PURCHASE AGREEMENT.

A.           Amendment to Section 1(a). Section 1(a) of the Note Purchase Agreement is amended and restated as follows:

“(a)     The Issuers will authorize the issue and sale of (i) $100,000,000 aggregate principal amount of their Guaranteed Senior Secured Notes due April 17, 2023 (as amended, restated or otherwise modified from time to time pursuant to Section 18 and including any such notes issued in substitution therefor pursuant to Section 13, the “Series A Notes”) and (ii) $25,000,000 aggregate principal amount of their 5.80% Series B Guaranteed Senior Secured Notes due October 17, 2020 (as amended, restated or otherwise modified from time to time pursuant to Section 18 and including any such notes issued in substitution therefor pursuant to Section 13, the “Series B Notes” and, together with the Series A Notes, collectively, the “Notes”). The Notes shall be substantially in the forms set out in Schedule 1(a) and Schedule 1(b), respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule B. References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.”

B.           Amendment to Section 8.1. Section 8.1 of the Note Purchase Agreement is amended and restated in its entirety as follows:

“Section 8.1. Required Prepayments.

(a)               Series A Notes. On each of April 17, 2018 and the Maturity Date, the Issuers will prepay $50,000,000 in aggregate principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series A Notes pursuant to Section 8.2, Section 8.3, Section 8.4 or Section 8.8, the principal amount of each required prepayment of the Series A Notes becoming due under this Section 8.1 and the payment due on the Maturity Date on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment.

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(b)              Series B Notes. As provided therein, the entire unpaid principal amount of each Series B Note shall be due and payable on the Maturity Date thereof.”

C.                 Amendment to Section 8.5. Section 8.5 of the Note Purchase Agreement is amended and restated in its entirety as follows:

“Section 8.5. Allocation of Partial Prepayments.

(a)              In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

(b)              In the case of each partial prepayment of the Series A Notes pursuant to Section 8.1(a), the principal amount of the Series A Notes to be prepaid shall be allocated among all of the Series A Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

(c)              In the case of each partial prepayment of the Series B Notes pursuant to Section 8.1(b), the principal amount of the Series B Notes to be prepaid shall be allocated among all of the Series B Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.”

D.                 Amendment to Section 13.2. Section 13.2 of the Note Purchase Agreement is amended and restated in its entirety as follows:

“Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Issuer Representative at the address and to the attention of the designated officer (all as specified in Section 19(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Issuers shall execute and deliver, at the Issuers’ expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(a) or Schedule 1(b), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuers may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.

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Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1, 6.2 and 6.4.”

E.                  Other Amendments regarding the Notes. References in Section 2, Section 3 and Section 4 of the Note Purchase Agreement and in any related defined terms (to the extent such defined terms are used in such Sections) to “Notes” shall refer to the Series A Notes and not the Series B Notes.

F.                  Amendment to Schedule A. Schedule A to the Note Purchase Agreement is hereby amended and restated to be in the form of Schedule A attached hereto.

G.                 New Definitions. The following definitions are hereby added to Schedule B of the Note Purchase Agreement as follows:

“Series A Notes” shall have the meaning specified in Section 1(a).

“Series B Notes” shall have the meaning specified in Section 1(a).

H.                 Amended Definitions. The following definitions in Schedule B of the Note Purchase Agreement are hereby amended and restated in their entirety as follows:

“Applicable Rate” means, (a) in the case of the Series A Notes, for any Interest Period, (a) 6.15% per annum until such time as the Senior Secured Leverage Ratio is less than 3.25:1.00 for two consecutive Fiscal Quarters, as evidenced by the certificates delivered after the Amendment No. 4 Effective Date pursuant to Section 7.2 with respect to such Fiscal Quarters (the “Initial Coupon Reduction Date”), and (b) on and after the Initial Coupon Reduction Date, (i) 5.90% per annum if the Senior Secured Leverage Ratio as of the Fiscal Quarter ended immediately prior to the commencement of such Interest Period is less than 3.25:1.00, and (ii) 6.15% per annum if the Senior Secured Leverage Ratio as of the Fiscal Quarter ended immediately prior to the commencement of such Interest Period is greater than or equal to 3.25:1.00., and (b) in the case of the Series B Notes, 5.80%.

“Purchaser” means each of the purchasers that has executed and delivered this Agreement or a supplement thereto to the Company in connection with the purchase of any series of Notes and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2).

I.                    Amendment regarding Schedule 1. The Note Purchase Agreement is hereby amended by changing references to “Schedule 1” throughout the document to “Schedule 1(a)”.

J.                   New Exhibit 1(b). The Note Purchase Agreement is hereby amended to add Exhibit 1A attached hereto as Schedule 1(b) to the Note Purchase Agreement.

9.                  Confirmation and Ratification of Guaranteed Obligations. By executing this Agreement, each of the Guarantors hereby (a) consents to this Agreement and the issuance of the Series B Notes, (b) acknowledges that, notwithstanding the execution and delivery of the Agreement and the Series B Notes, the obligations of each of the Guarantors under the Guaranty continue in full force and effect and are not impaired or affected, and the Guaranty continues in full force and effect and shall apply to the Guaranteed Obligations as amended by this Agreement, and (c) affirms and ratifies the Guaranty, any other Financing Document executed by it and the Guaranteed Obligations in all respects.

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10.              GENERAL.

A.                 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the law of the State of New York excluding choice of law principles that would permit the application of the laws of a different jurisdiction.

B.                 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

C.                 Reference to and Effect on the Note Purchase Agreement and the Series B Notes.

(i)                 Upon the effectiveness hereof, each reference to the Note Purchase Agreement in the Note Purchase Agreement or any other Financing Document shall mean and be a reference to the Note Purchase Agreement as amended and supplemented hereby.

(ii)               This Agreement and the Series B Notes constitute a “Financing Document” under (and as defined in) the Note Purchase Agreement.

(iii)             Unless the context clearly requires otherwise, or as otherwise expressly provided herein (including as set forth in Section 8E hereof), all references in the Financing Documents to “Notes” shall include the Series B Notes.

(iv)             Each Financing Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(v)               Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the holders of Notes, nor constitute a waiver of any provision of the Note Purchase Agreement, any other Financing Document or any other documents, instruments or agreements executed and/or delivered in connection therewith.

D.                 Expenses. Whether or not the transactions contemplated by this Agreement shall be consummated, and without limiting the generality of the provisions of Section 21 of the Note Purchase Agreement and Section 4N hereof, the Obligors shall pay all costs and expenses in connection with the preparation of this Agreement, the Series B Notes and other related loan documents, including, without limitation, reasonable attorneys’ fees. The Obligors shall pay any and all stamp and other taxes, UCC search fees, filing fees, and other costs and expenses in connection with the execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, and agree to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

13

E.                  Release of Claims.

(i)                 Each of the Obligors, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Purchasers, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Purchasers and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Obligors or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, in each case in connection with the Note Purchase Agreement or any of the other Financing Documents or transactions thereunder or related thereto.

(ii)               Each of the Obligors understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

F.                  Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[SIGNATURE PAGE FOLLOWS.]

14

If the Purchasers are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this Agreement, whereupon it shall become a binding agreement under seal between the Purchasers and the Obligors. Please then return one of such counterparts to the Issuer Representative.

Very truly yours,

ISSUERS:

DAIRYLAND USA CORPORATION

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

BEL CANTO FOODS, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

15

GUARANTORS:

THE CHEFS’ WAREHOUSE, INC.

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

CHEFS’ WAREHOUSE PARENT, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS HOLDINGS, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

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QZ ACQUISITION (USA), INC.

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC.

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC.

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

CW LV REAL ESTATE LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

17

ALLEN BROTHERS 1893, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

THE GREAT STEAKHOUSE STEAKS, LLC

By: /s/ Alexandros Aldous_
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

18

SERIES A PURCHASERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Assistant Vice President

PRUDENTIAL ARIZONA REINISURANCE CAPTIVE COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Tannis Fussell
Name: Tannis Fussell
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Tannis Fussell
Name: Tannis Fussell
Title: Vice President

19

SERIES B PURCHASERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Assistant Vice President

20

SCHEDULE A

INFORMATION AS TO PURCHASERS

		Registration Number(s)	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	RA-1	[*CONFIDENTIAL*]
		RA-2	[*CONFIDENTIAL*]
		RB-1	[*CONFIDENTIAL*]
		RB-2	[*CONFIDENTIAL*]
(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account No.: [*CONFIDENTIAL*] Account Name: [*CONFIDENTIAL*]

Account Name: [*CONFIDENTIAL*]

Account No.: [*CONFIDENTIAL*] (please do not include spaces) (in the case of payments on account of Note No. RA-1)

Each such wire transfer shall set forth the name of the Company, a reference to "Series A Guaranteed Senior Secured Notes due 2023, PPN: 23390# AB2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Account Name: [*CONFIDENTIAL*]

Account No.: [*CONFIDENTIAL*] (please do not include spaces) (in the case of payments on account of Note No. RA-2)

Each such wire transfer shall set forth the name of the Company, a reference to "Series A Guaranteed Senior Secured Notes due 2023, PPN: 23390# AB2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Account Name: [*CONFIDENTIAL*]

Account No.: [*CONFIDENTIAL*] (please do not include spaces) (in the case of payments on account of Note No. RB-1)

Each such wire transfer shall set forth the name of the Company, a reference to "5.80% Series B Guaranteed Senior Secured Notes due 2020, PPN: 23390# AC0" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

21

Account Name: [*CONFIDENTIAL*]

Account No.: [*CONFIDENTIAL*] (please do not include spaces) (in the case of payments on account of Note No. RB-2)

Each such wire transfer shall set forth the name of the Company, a reference to "5.80% Series B Guaranteed Senior Secured Notes due 2020, PPN: 23390# AC0" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077 Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Thais Alexander, Esq.

Telephone: (212) 626-2067

(6)	Tax Identification No.: 22-1211670

22

		Registration Number(s)	Note Denomination(s)

	PRUCO LIFE INSURANCE COMPANY	RA-3	[*CONFIDENTIAL*]
		RB-3	[*CONFIDENTIAL*]
		RB-4	[*CONFIDENTIAL*]
(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account No.: [*CONFIDENTIAL*] Account Name: [*CONFIDENTIAL*]

Account Name: [*CONFIDENTIAL*] Account No.: [*CONFIDENTIAL*] (please do not include spaces) (in the case of payments on account of Note No. RA-3)

Each such wire transfer shall set forth the name of the Company, a reference to "Series A Guaranteed Senior Secured Notes due 2023, PPN: 23390# AB2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Account Name: [*CONFIDENTIAL*]

Account No.: [*CONFIDENTIAL*] (please do not include spaces) (in the case of payments on account of Note No. RB-3)

Each such wire shall set forth the name of the Company, a reference to "Series B Guaranteed Senior Secured Notes due 2020, PPN: 23390# AC0", and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Account Name: [*CONFIDENTIAL*]

Account No.: [*CONFIDENTIAL*] (please do not include spaces) (in the case of payments on account of Note No. RB-4)

Each such wire shall set forth the name of the Company, a reference to "Series B Guaranteed Senior Secured Notes due 2020, PPN: 23390# AC0", and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pruco Life Insurance Company

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

23

(3)	Address for all other communications and notices:

Pruco Life Insurance Company c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Thais Alexander, Esq.

Telephone: (212) 626-2067

(6)	Tax Identification No.: 22-1944557

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		Registration Number(s)	Note Denomination(s)

	PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY	RA-4	[*CONFIDENTIAL*]

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account No.: [*CONFIDENTIAL*] Account Name: [*CONFIDENTIAL*]

Account Name: [*CONFIDENTIAL*] Account No.: [*CONFIDENTIAL*] (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "Series A Guaranteed Senior Secured Notes due 2023, PPN: 23390# AB2", and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Prudential Arizona Reinsurance Captive Company

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Prudential Arizona Reinsurance Captive Company c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832
25

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

1114 Avenue of the America, 30th Floor

New York, NY 10036

Attention: Thais Alexander, Esq.

Telephone: (212) 626-2067

(6)	Tax Identification No.: 33-1095301

26

		Registration Number(s)	Note Denomination(s)

	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	RA-5	[*CONFIDENTIAL*]

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase Bank New York, NY ABA No. 021000021 Account No.: [*CONFIDENTIAL*] Account Name: [*CONFIDENTIAL*]

Account Name: [*CONFIDENTIAL*] Account No. [*CONFIDENTIAL*] (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "Series A Guaranteed Senior Secured Notes due 2023, PPN: 23390# AB2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, NJ 07102

Telephone: (973) 802-8107

Facsimile: (888) 889-3832

(3)	Address for all other communications and notices:

Prudential Retirement Insurance and Annuity Company c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036 Attention: Managing Director
27

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

1114 Avenue of the Americas, 30th Floor

New York, NY 10036

Attention: Thais Alexander, Esq.

Telephone: (212) 626-2067

(5)	Tax Identification No.: 06-1050034
28

EXHIBIT 1A

Form of Series B Note

Dairyland USA Corporation

The Chefs’ Warehouse Mid-Atlantic, LLC

Bel Canto Foods, LLC

The Chefs’ Warehouse West Coast, LLC

The Chefs’ Warehouse of Florida, LLC

5.80% SERIES B Guaranteed Senior Secured Note Due October 17, 2020

No. RB-[_____]	[Date]
$[_______]	PPN: 23390# AC0

For Value Received, the undersigned, DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), BEL CANTO FOODS, LLC, a New York limited liability company (“Bel Canto”), THE CHEFS’ WAREHOUSE WEST COAST, LLC, a Delaware limited liability company (“CW West Coast”), and THE CHEFS’ WAREHOUSE OF FLORIDA, LLC, a Delaware limited liability company (together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, collectively, the “Issuers”), hereby jointly and severally promise to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on October 17, 2020 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate from the date hereof, payable quarterly, on the 17th day of January, April, July and October in each year, commencing with the January 17, April 17, July 17 or October 17 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 2% over the Applicable Rate or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Issuers shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

This Note is one of a series of Guaranteed Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of April 17, 2013 (as from time to time amended or supplemented, the “Note Agreement”), among the Issuers, the Guarantors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Agreement and (ii) made the representations set forth in Sections 6.1, 6.2 and 6.4 of the Note Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Agreement.

29

This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuers will not be affected by any notice to the contrary.

The obligations of the Issuers under this Note have been guaranteed by the Guarantors pursuant to the Note Agreement and are secured pursuant to the Collateral Documents.

The Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Issuers and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles that would permit the application of the laws of a different jurisdiction.

DAIRYLAND USA CORPORATION

By: _________________________

Name:

Title:

30

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By: _________________________

Name:

Title:

BEL CANTO FOODS, LLC

By: _________________________

Name:

Title:

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By: _________________________

Name:

Title:

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By: _________________________

Name:

Title:

31

Exhibit 3

Wire Instructions

Bank Name:	JPMorgan Chase Bank

Routing Number (ABA Number):	021000021

Swift Address:	270 Park Avenue New York, NY 10017

Account Name (Beneficiary):	[*CONFIDENTIAL*]

Account Number:	[*CONFIDENTIAL*]

Contact:	Chuxiao Maldonado

32

Exhibit 4C

Form of Amendment to Intercreditor Agreement

33

EXECUTION COPY

AMENDMENT NO. 1

TO

INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of April 6, 2015, is entered into by and between JPMorgan Chase Bank, N.A., as Agent (in such capacity, the “Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) and the holders of the Pru Notes listed on the signature pages hereof (collectively, the “Pru Noteholders”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Intercreditor Agreement referenced below.

WITNESSETH

WHEREAS, the Agent, the Collateral Agent and the Pru Noteholders are parties to an Intercreditor Agreement, dated as of April 17, 2013 (as previously amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”); and

WHEREAS, the Agent, the Collateral Agent and the Pru Noteholders have agreed to amend the Intercreditor Agreement pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Intercreditor Agreement is hereby amended as follows:

(a) The second WHEREAS clause in the recitals to the Intercreditor Agreement is hereby amended and restated to read as follows:

WHEREAS, the Pru Noteholders listed on Annex II attached hereto are the holders of (i) the Guaranteed Senior Secured Notes due April 17, 2023 in an aggregate principal amount of $100,000,000 (collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Series A Pru Notes”) and (ii) the 5.80% Series B Guaranteed Senior Secured Notes due October 17, 2020 in an aggregate principal amount of $25,000,000 (collectively, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Series B Pru Notes”; the Series A Pru Notes and the Series B Pru Notes are collectively referred to herein as the “Pru Notes”), in each case, issued pursuant to a Note Purchase and Guarantee Agreement, dated as of the date hereof between the Loan Parties, on the one hand, and the Pru Noteholders listed on Annex II attached hereto and such other noteholders as may acquire notes thereunder as therein provided, on the other hand (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pru Note Agreement”);

(b) The definition of “Collateral Agent’s Expenses” set forth in Section 1 of the Intercreditor Agreement is hereby amended to replace the phrase “and each Collateral Document” with the phrase “, each Collateral Document and each Specified Transaction Document”.

34

(c) Section 1 of the Intercreditor Agreement is hereby amended to add the following new term and related definition therein:

“Specified Transaction Documents” means, collectively, (i) that certain Subordination Agreement, dated as of April 6, 2015, by and between T.J. Foodservice Co., Inc. and TJ Seafood, LLC, as the Noteholders, and the Collateral Agent and (ii) each other document designated from time to time as a “Specified Transaction Document” hereunder by the Agent, the Pru Noteholders, and the Collateral Agent, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(d) Section 2 of the Intercreditor Agreement is hereby amended to replace, in each of the four instances, the phrase “and the Collateral Documents” set forth therein with the phrase “, the Collateral Documents and the Specified Transaction Documents”.

(e) Section 3 of the Intercreditor Agreement is hereby amended to (i) add the phrase “and the Specified Transaction Documents” immediately following the phrase “under the Collateral Documents” set forth therein, (ii) add the phrase “or the Specified Transaction Documents” immediately following the phrase “under any of the Collateral Documents” set forth therein and (iii) replace the phrase “or any Collateral Document” set forth therein with the phrase “, any Collateral Document or any Specified Transaction Document”.

(f) Section 4 of the Intercreditor Agreement is hereby amended and restated to read as follows:

Authorization to Execute Collateral Documents and Specified Transaction Documents. If the Collateral Agent receives written notice from either the Agent or a Pru Noteholder at any time or from time to time hereunder that Collateral Documents in connection with the grant of a security interest in and lien against the assets of a Borrower and/or a Guarantor or that Specified Transaction Documents, in either case, are required pursuant to the Bank Credit Agreement or the Pru Note Agreement, the Collateral Agent is authorized to and shall execute and deliver such Collateral Documents or such Specified Transaction Documents, as applicable, as the Agent or such Pru Noteholder shall direct requiring execution and delivery by it and is authorized to and shall accept delivery from any Borrower of such Collateral Documents or such Specified Transaction Documents, as applicable, as the Agent or the Pru Noteholder shall direct which do not require execution by the Collateral Agent, provided, however, that the Collateral Agent shall not execute a Collateral Document or Specified Transaction Document providing for a lien on real property without the approval of the Requisite Secured Parties.

(g) Section 5 of the Intercreditor Agreement is hereby amended to (i) replace the phrase “and the Collateral Documents” set forth therein with the phrase “, the Collateral Documents and the Specified Transaction Documents” and (ii) replace the phrase “or any Collateral Document” with the phrase “, any Collateral Document or any Specified Transaction Document”.

(h) Section 6 of the Intercreditor Agreement is hereby amended to add the phrase “and Specified Transaction Documents” immediately following the phrase “any of the Collateral Documents”.

35

(i) Section 7 of the Intercreditor Agreement is hereby amended to (i) replace the phrase “and any of the Collateral Document” with the phrase “, any of the Collateral Documents and any of the Specified Transaction Documents”, (ii) replace the phrase “or any of the Collateral Documents” with the phrase “, any of the Collateral Documents or any of the Specified Transaction Documents” and (iii) replace the phrase “and the Collateral Documents” with the phrase “, the Collateral Documents and the Specified Transaction Documents”.

(j) Sections 11 and 12 of the Intercreditor Agreement is hereby amended to replace, in each instance, the phrase “and the Collateral Documents” set forth therein with the phrase “, the Collateral Documents and the Specified Transaction Documents”.

(k) Section 13 of the Intercreditor Agreement is hereby amended to (i) replace, in each of the two instances, the phrase “any Collateral Document or Guaranty” set forth therein with the phrase “any Collateral Document, Specified Transaction Document or Guaranty” and (ii) replace the phrase “any Collateral Document, Guaranty” set forth therein with the phrase “any Collateral Document, Specified Transaction Document, Guaranty”.

(l) Section 14 of the Intercreditor Agreement is hereby amended to (i) add the phrase “or Specified Transaction Document” immediately following the phrase “under any Collateral Document” and (ii) add the phrase “and the Specified Transaction Documents” immediately following the phrase “and under the Collateral Documents”.

(m) Section 16 of the Intercreditor Agreement is hereby amended to (i) add the phrase “, Specified Transaction Documents” immediately following the phrase “under its Collateral Documents,” set forth therein and (ii) add, in each instance, the phrase “or the Specified Transaction Documents” immediately following the phrase “of the Collateral Documents” set forth therein.

(n) Section 18 of the Intercreditor Agreement is hereby amended to add, in each of the three instances, the phrase “and the Specified Transaction Documents” immediately following the phrase “under the Collateral Documents” set forth therein.

(o) Section 21 of the Intercreditor Agreement is hereby amended to (i) add the phrase “and the Specified Transaction Documents” at the end of the title thereof and (ii) add the phrase “or any Specified Transaction Document” immediately following the phrase “any Collateral Document” set forth therein.

(p) Section 23 of the Intercreditor Agreement is hereby amended to add the phrase “or the Specified Transaction Documents” immediately after the phrase “under the Collateral Documents” set forth therein.

(q) Section 38 of the Intercreditor Agreement is hereby amended to add the phrase “, the Specified Transaction Documents,” immediately following the phrase “the Collateral Documents” set forth therein.

(r) Annex I to the Intercreditor Agreement is hereby amended and restated to read as set forth on Exhibit A hereto.

Section 2. Conditions of Effectiveness. This Amendment shall be effective upon the execution by each of the parties hereto of a counterpart signature page to this Amendment.

36

Section 3. Effect on Intercreditor Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Intercreditor Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Intercreditor Agreement, as amended and modified hereby.

(b) Except as specifically amended and modified above, the Intercreditor Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

Section 4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

Section 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile or other electronic transmission of the signature of any party hereto shall be effective as an original signature.

[The remainder of this page is intentionally blank.]

37

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as the Agent and the Collateral Agent

By
Name:
Title:

38

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Pru Noteholder

By:
Name:
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY, as a Pru Noteholder

By:
Name:
Title:	Assistant Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY, as a Pru Noteholder

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Name:
	Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a Pru Noteholder

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Name:
	Title:	Vice President

39

Acknowledged and agreed as of the date first written above:

DAIRYLAND USA CORPORATION

By:
Name:
Title:

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:
Name:
Title:

BEL CANTO FOODS, LLC

By:
Name:
Title:

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:
Name:
Title:

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:
Name:
Title:

40

THE CHEFS’ WAREHOUSE, INC.

By:
Name:
Title:

CHEFS’ WAREHOUSE PARENT, LLC

By:
Name:
Title:

MICHAEL’S FINER MEATS, LLC

By:
Name:
Title:

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:
Name:
Title:

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:
Name:
Title:

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:
Name:
Title:

41

QZ ACQUISITION (USA), INC.

By:
Name:
Title:

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:
Name:
Title:

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:
Name:
Title:

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:
Name:
Title:

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:
Name:
Title:

CW LV REAL ESTATE LLC

By:
Name:
Title:

42

ALLEN BROTHERS 1893, LLC

By:
Name:
Title:

THE GREAT STEAKHOUSE STEAKS, LLC

By:
Name:
Title:

43

Exhibit A

NOTICE INFORMATION: Any notice or other information required to be delivered hereunder to the Agent, the Banks and/or the Collateral Agent shall be delivered to the following:

JPMorgan Chase Bank, N.A.

106 Corporate Park Drive

White Plains, New York 10604-3806

Attention: Diane Bredehoft

Telecopy No.: 914-993-7909

diane.bredehoft@chase.com

44

Exhibit 4D

Form of Amendment to Bank Credit Agreement

45

EXECUTION COPY

AMENDMENT NO. 5

Dated as of April 6, 2015

to

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 5 (this “Amendment”) is made as of April 6, 2015 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013, by and among the Borrowers, the other Loan Parties party thereto, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.             Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)             The definition of “Prudential Financing” appearing in Section 1.01 of the Credit Agreement is hereby amended to (x) replace the figure “$100,000,000” set forth therein with the figure “$125,000,000” and (y) replace the reference to “April 17, 2023” set forth therein with “(i) April 17, 2023, in the case of the Prudential Series A Notes, and (ii) October 17, 2020, in the case of the Prudential Series B Notes,”.

(b)             The definition of “Prudential Notes” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Prudential Notes” means, collectively, (i) the Prudential Series A Notes and (ii) the Prudential Series B Notes.”

46

(c)             Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

““Prudential Series A Notes” means the Guaranteed Senior Secured Notes due April 17, 2023 issued by the Prudential Note Co-Issuers pursuant to the terms of the Prudential Note Agreement in connection with the Prudential Financing, as they may be amended, restated, supplemented or otherwise modified from time to time.”

““Prudential Series B Notes” means the 5.80% Series B Guaranteed Senior Secured Notes due October 17, 2020 issued by the Prudential Note Co-Issuers pursuant to the terms of the Prudential Note Agreement in connection with the Prudential Financing, as they may be amended, restated, supplemented or otherwise modified from time to time.”

2.             Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a)             the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, and the Administrative Agent;

(b)             the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Guarantors; and

(c)             the conditions precedent to the effectiveness of that certain Amendment No. 4 to the Credit Agreement, dated as of January 9, 2015, shall have been satisfied.

3.             Authorization of Agents.  Each Lender party hereto hereby consents to and authorizes each of the Agents to execute and deliver an amendment to the Intercreditor Agreement, substantially in the form set forth on Exhibit B hereto.

4.             Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)             This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)             As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

5.             Reference to and Effect on the Credit Agreement.

(a)             Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

47

(b)             Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)             Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)             This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

6.             Release of Claims.

(a)             Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Collateral Agent and each of the Lenders, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, the Collateral Agent, the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Loan Parties or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b)             Each of the Loan Parties understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

7.             Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.             Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.             Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

48

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DAIRYLAND USA CORPORATION

By: _______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:_______________________________________
Name:
Title:

BEL CANTO FOODS, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs' Warehouse, Inc. et al

49

JPMORGAN CHASE BANK, N.A.,

individually as a Lender, as the Swingline Lender, as the Issuing Bank, as Administrative Agent and as Collateral Agent

By:_______________________________________

Name: Diane Bredehoft

Title: Authorized Officer

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs' Warehouse, Inc. et al

50

GE CAPITAL BANK, formerly known as GE CAPITAL FINANCIAL INC.,

as a Lender

By:_______________________________________

Name:

Title:

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs' Warehouse, Inc. et al

51

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:_______________________________________

Name:

Title:

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs' Warehouse, Inc. et al

52

BMO HARRIS FINANCING, INC.,

as a Lender

By:_______________________________________

Name:

Title:

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs' Warehouse, Inc. et al

53

BRANCH BANKING AND TRUST COMPANY,

as a Lender

By:_______________________________________

Name:

Title:

Signature Page to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs' Warehouse, Inc. et al

54

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 5 to Amended and Restated Credit Agreement is dated as of April 6, 2015 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated April 6, 2015

[Signature Page Follows]

55

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

DAIRYLAND USA CORPORATION

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:_______________________________________
Name:
Title:

BEL CANTO FOODS, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:_______________________________________
Name:
Title:

 Signature Page to Consent and Reaffirmation to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

56

THE CHEFS’ WAREHOUSE, INC.

By:_______________________________________
Name:
Title:

CHEFS’ WAREHOUSE PARENT, LLC

By:_______________________________________
Name:
Title:

MICHAEL’S FINER MEATS, LLC

By:_______________________________________
Name:
Title:

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:_______________________________________
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

57

QZ ACQUISITION (USA), INC.

By:_______________________________________
Name:
Title:

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:_______________________________________
Name:
Title:

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:_______________________________________
Name:
Title:

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:_______________________________________
Name:
Title:

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:_______________________________________
Name:
Title:

CW LV REAL ESTATE LLC

By:_______________________________________
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

58

ALLEN BROTHERS 1893, LLC

By:_______________________________________
Name:
Title:

THE GREAT STEAKHOUSE STEAKS, LLC

By:_______________________________________
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 5 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

59

EXHIBIT B

Amendment to Intercreditor Agreement

[Attached]

60

Exhibit 4E

Form of Reaffirmation and Confirmation of Collateral Documents

61

REAFFIRMATION AND CONFIRMATION OF COLLATERAL DOCUMENTS

THIS REAFFIRMATION AND CONFIRMATION OF COLLATERAL DOCUMENTS (this “Agreement”) is entered into as of April 6, 2015 by DAIRYLAND USA CORPORATION, a New York corporation, THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC, a Delaware limited liability company, BEL CANTO FOODS, LLC, a New York limited liability company, THE CHEFS’ WAREHOUSE WEST COAST, LLC, a Delaware limited liability company, THE CHEFS’ WAREHOUSE OF FLORIDA, LLC, a Delaware limited liability company, THE CHEFS’ WAREHOUSE, INC., a Delaware corporation (the “Company”), CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company, MICHAEL’S FINER MEATS, LLC, a Delaware limited liability company, MICHAEL’S FINER MEATS HOLDINGS, LLC, a Delaware limited liability company, THE CHEFS’ WAREHOUSE MIDWEST, LLC, a Delaware limited liability company, THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC., a Delaware corporation, QZ ACQUISITION (USA), INC., a Delaware corporation, QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC., a Delaware corporation, QZINA SPECIALTY FOODS, INC., a Florida corporation, QZINA SPECIALTY FOODS, INC., a Washington corporation, QZINA SPECIALTY FOODS (AMBASSADOR), INC., a California corporation, CW LV REAL ESTATE LLC, a Delaware limited liability company, ALLEN BROTHERS 1893, LLC, a Delaware limited liability company, and THE GREAT STEAKHOUSE STEAKS, LLC, a Delaware limited liability company (each a “Grantor”, and collectively, the “Grantors”).

PRELIMINARY STATEMENTS

WHEREAS, the Grantors entered into that certain Amended and Restated Pledge and Security Agreement with JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, each Grantor is entering into this Agreement to, among, other things, (i) ratify, reaffirm and confirm its obligations under the terms of the Security Agreement and (ii) induce the purchasers of the Series B Notes (as defined in the Note Agreement) to purchase the Series B Notes (as defined in the Note Agreement) pursuant to the Note Agreement on the date hereof in an aggregate principal amount of $25,000,000.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1. Definitions. All capitalized terms not defined herein shall have the respective meaning given to them in the Security Agreement.

2. Interpretation. In the event that any provision of this Agreement are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

3. The Security Interest. Each Grantor hereby (a) reaffirms the security interest granted under the terms and conditions of the Security Agreement, (b) agrees that such security interest remains in full force and effect and is hereby ratified, reaffirmed and confirmed and (c) acknowledges and agrees that the Secured Obligations include the Series B Notes (as defined in the Note Agreement) being issued on the date hereof.

62

4. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

5. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the law of the State of New York excluding choice of law principles that would permit the application of the laws of a different jurisdiction.

[Signature Pages Follow]

63

IN WITNESS WHEREOF, each Grantor has executed this Agreement effective as of the date first written above.

GRANTORS:

DAIRYLAND USA CORPORATION

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:_______________________________________
Name:
Title:

BEL CANTO FOODS, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:_______________________________________
Name:
Title:

64

THE CHEFS’ WAREHOUSE, INC.

By:_______________________________________
Name:
Title:

CHEFS’ WAREHOUSE PARENT, LLC

By:_______________________________________
Name:
Title:

MICHAEL’S FINER MEATS, LLC

By:_______________________________________
Name:
Title:

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:_______________________________________
Name:
Title:

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:_______________________________________
Name:
Title:

65

QZ ACQUISITION (USA), INC.

By:_______________________________________
Name:
Title:

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:_______________________________________
Name:
Title:

QZINA SPECIALTY FOODS, INC.

By:_______________________________________
Name:
Title:

QZINA SPECIALTY FOODS, INC.

By:_______________________________________
Name:
Title:

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:_______________________________________
Name:
Title:

CW LV REAL ESTATE LLC

By:_______________________________________
Name:
Title:

66

ALLEN BROTHERS 1893, LLC

By:_______________________________________
Name:
Title:

THE GREAT STEAKHOUSE STEAKS, LLC

By:_______________________________________
Name:
Title:

67

Exhibit 6

Use of Proceeds

The proceeds of the sale of the Series B Notes will be used on or after the Effective Date by the Issuers (a) to consummate the Specified Acquisition and for the payment of costs, fees and expenses related thereto or (b) to repay amounts borrowed under the Bank Credit Agreement to consummate the Specified Acquisition and for the payment of costs, fees and expenses related thereto.

68